EXHIBIT 4.3

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

SIXTH AMENDMENT TO THE PROMISSORY AGREEMENT FOR PURCHASE AND SALE AND OTHER COVENANTS entered into by and between:

PETROBRAS DISTRIBUIDORA S.A., headquartered at Rua Correia Vasques, 250 – 6th floor, in the City of Rio de Janeiro, enrolled with the Brazilian Corporate Taxpayer Registry under No. CNPJ 34.274.233/0001-02, herein represented, according to its Articles of Association, by its Executive Manager for Aviation Products, Mrs. Érica Saião Caputo and by its Marketing Manager for Air Companies, Mr. Julio Cesar Abrahão, hereinafter referred to as “BR” and, on the other side:

GOL LINHAS AÉREAS S.A. (previously named VRG Linhas Aéreas S.A.), a corporation organized and existing under the laws of Brazil, headquartered at Praça Senador Salgado Filho, s/n, Aeroporto Santos Dumont, Térreo, Área Pública, entre os eixos 46-48/O-P, Sala Gerência - Back Office, CEP 20021-340, City and State of Rio de Janeiro, enrolled with the Brazilian Corporate Taxpayer Registry under No. CNPJ/MF 07.575.651/0001-59 and branch office at Praça Comandante Lineu Gomes, s/n, Portaria 3, Aeroporto, CEP 04626-020, City and State of São Paulo, enrolled with the Brazilian Corporate Taxpayer Registry under No. CNPJ/MF 07.575.651/0004-00i, herein represented by its directors duly elected at the shareholders' general meeting, hereinafter referred to as the “PROMISING PURCHASER” and/or “GOL”, have mutually agreed to enter into this Amendment, which shall be governed according to the following clauses and conditions:

Whereas:

(i) BR and the PROMISING PURCHASER entered into a Promissory Agreement for Purchase and Sale and Other Covenants (the “Agreement”) on July 28, 2015, covering the supply of aviation kerosene (JET A-1) by BR for a period of thirty-six (36) months, to become retroactively effective as of January 1, 2015 until January 1, 2019;

(ii) The Parties entered into the 1st Amendment to the Agreement on January 15, 2016 in order to: (i) amend Clause 1.1 of the Agreement; (ii) fully delete Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend Clause 2.3.7 of the Agreement; (vi) fully delete Clauses 2.1.1 and 2.3.2 and, as a result, renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) amend the payment term to ten years plus 20 days (average term of 25 days), amending this Clause 4.1; and (viii) delete Clause 8.1.1 and amend Clause 8.1.2;

(iii) The Parties entered into the 2nd Amendment to the Agreement on April 20, 2016, in which they amended Clause 1.1 and changed the period for average selling price of the U.S. Dollar for conversion purposes into Reais of the value per liter of the aviation kerosene, thus changing Clause 3.2.2 of the Agreement;

(iv) The Parties entered into the 3rd Amendment to the Agreement on August 16, 2016, in order to change the amounts of the “Differential” and “BR Percentage” shown on the table of Annex I for Brasilia (BSB) base;

(v) The Parties entered into the 4th Amendment to the Agreement on October 6, 2016, in order to establish the conditions of parameterization for tax benefits in some Brazilian States granting the reduction of the tax basis/rate in the internal sales of QAV (Special Taxation System), made by fuel distribution companies intended for the consumption of cargo or passenger air carriers.

The Parties entered into the 5th Amendment to the Agreement on December 27, 2018, in order to establish the Differential and BR Percentage table, SLA, Table of Financial Charges, without limitation thereto;

(vi) The Parties intend to establish new provisions to the Agreement, with respect to Annex II – SLA – BR, entered herein by operation of the 5th Amendment to the Agreement;

The Parties mutually resolve to enter into this 6th Amendment to the Agreement, which shall be governed by the following clauses and conditions:

CLAUSE ONE: PURPOSE

1.               The purpose to this 6th Amendment to the Agreement is to agree on new premises for the following indexes of SLA – Annex II to the 5th Amendment to the Agreement:

1.2. TIMELINESS.

1.2.1. It is hereby agreed the 6-month grace period for the enforcement of the SLA, as from the date of execution to the 5th Amendment to the Agreement.

1.2.2. It is hereby agreed the [***] limit for the enforcement of penalty due to the failure to achieve this index.

1.3. COMPLIANCE WITH AUDIT REQUIREMENTS

1.3.1.   SLA shall be, for this index, only enforceable to the audits carried out by GOL.

1.4. SHORTAGE OF SUPPLY

1.4.1. This clause shall become effective as soon as the Parties set out and approve the calculation and reimbursement criterion of the losses caused by the shortage of supply.

CLAUSE TWO: MISCELLANEOUS

2.1.           The Parties declare that this amendment represents the free statement of will of the Parties, prevailing over any written or verbal negotiations previously held between the Parties as for the purpose of the agreement under this amendment.

2.2.           The Parties hereto expressly ratify all the clauses and conditions to the agreement under amendment that have not been amended herein.

In witness whereof, the Parties execute this instrument in three (3) counterparts, in the presence of the two undersigned witnesses.

São Paulo, June 6, 2019.

____________________________________________________________

PETROBRAS DISTRIBUIDORA S.A.

Name:

Title:

____________________________________________________________

GOL LINHAS AÉREAS

Name:

Title:

SEVENTH AMENDMENT TO THE PROMISSORY AGREEMENT FOR PURCHASE AND SALE AND OTHER COVENANTS entered into by and between:

PETROBRAS DISTRIBUIDORA S.A., headquartered at Rua Correia Vasques, 250 – 6th floor, in the City of Rio de Janeiro, enrolled with the Brazilian Corporate Taxpayer Registry under No. CNPJ 34.274.233/0001-02, herein represented, according to its Articles of Association, by its Executive Manager for Aviation Products, Mrs. Érica Saião Caputo and by its Marketing Manager for Air Companies, Mr. Julio Cesar Abrahão, hereinafter referred to as “BR” and, on the other side:

GOL LINHAS AÉREAS S.A. (previously named VRG Linhas Aéreas S.A.), a corporation organized and existing under the laws of Brazil, headquartered at Praça Senador Salgado Filho, s/n, Aeroporto Santos Dumont, Térreo, Área Pública, entre os eixos 46-48/O-P, Sala Gerência - Back Office, CEP 20021-340, City and State of Rio de Janeiro, enrolled with the Brazilian Corporate Taxpayer Registry under No. CNPJ/MF 07.575.651/0001-59 and branch office at Praça Comandante Lineu Gomes, s/n, Portaria 3, Aeroporto, CEP 04626-020, City and State of São Paulo, enrolled with the Brazilian Corporate Taxpayer Registry under No. CNPJ/MF 07.575.651/0004-00i, herein represented by its directors duly elected at the shareholders' general meeting, hereinafter referred to as the “PROMISING PURCHASER” and/or “GOL”, have mutually agreed to enter into this Amendment, which shall be governed according to the following clauses and conditions:

Whereas:

(i) BR and the PROMISING PURCHASER entered into a Promissory Agreement for Purchase and Sale and Other Covenants (the “Agreement”) on July 28, 2015, covering the supply of aviation kerosene (JET A-1) by BR for a period of thirty-six (36) months, to become retroactively effective as of January 1, 2015 and until January 1, 2019;

(ii) The Parties entered into the 1st Amendment to the Agreement on January 15, 2016 in order to: (i) amend Clause 1.1 of the Agreement; (ii) fully delete Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend Clause 2.3.7 of the Agreement; (vi) fully delete Clauses 2.1.1 and 2.3.2 and, as a result, renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) amend the payment term to ten years plus 20 days (average term of 25 days), amending this Clause 4.1; and (viii) delete Clause 8.1.1 and amend Clause 8.1.2;

(iii) The Parties entered into the 2nd Amendment to the Agreement on April 20, 2016, in which they amended Clause 1.1 and changed the period for average selling price of the U.S. Dollar for conversion purposes into Reais of the value per liter of the aviation kerosene, thus changing Clause 3.2.2 of the Agreement;

(iv) The Parties entered into the 3rd Amendment to the Agreement on August 16, 2016, in order to change the amounts of the “Differential” and “BR Percentage” shown on the table of Annex I for Brasilia (BSB) base;

(v) The Parties entered into the 4th Amendment to the Agreement on October 6, 2016, in order to establish the conditions of parameterization for tax benefits in some Brazilian States granting the reduction of the tax basis/rate in the internal sales of QAV (Special Taxation System), made by fuel distribution companies intended for the consumption of cargo or passenger air carriers.

(vi) The Parties entered into the 5th Amendment to the Agreement on December 27, 2018, in order to establish the Differential and BR Percentage table, SLA, Table of Financial Charges, without limitation thereto;

(vii) The Parties entered into the 6th Amendment to the Agreement on June 6, 2019, in order to establish new provisions to the Agreement, with respect to Annex II – SLA – BR, entered herein by operation of the 5th Amendment to the Agreement;

(viii) The Parties intend to include new bases of the PROMISING PURCHASER to the Agreement;

The Parties mutually resolve to enter into this 7th Amendment to the Agreement (“7th Amendment to the Agreement”), which shall be governed by the following clauses and conditions:

CLAUSE ONE: PURPOSE

1.1.      The purpose of this 7th Amendment to the Agreement is to include the following conditions to the Agreement:

1.1.1. The Parties resolve to include the SINOP (OPS) and Vitória da Conquista (VDC) bases, for which BR shall distribute Aviation Kerosene as set forth in the Agreement.

1.1.1.1. In virtue of the inclusion of new bases, the table in Annex I shall be included with the following information:

Base (IATA)	Monthly Volume (L)	Annual Volume (L)	BR Percentage (%)	Fixed differential BRL/liter Jan/2019 Base
OPS	[***]	[***]	[***]	[***]
VDC	[***]	[***]	[***]	[***]

1.1.2. The Parties further decide to include the São José dos Campos (SJK) base, which shall be only used as an alternate base of the PROMISING PURCHASER.

1.1.2.1. Due to the SJK base being only an alternate route of the PROMISING PURCHASER, there shall be no volume compromise and BR undertakes to supply fuel in the same quality to be supplied to the other bases.

CLAUSE TWO: MISCELLANEOUS

2.1.           The Parties declare that this 7th Amendment to the Agreement represents the free statement of will of the Parties, prevailing over any written or verbal negotiations previously held between the Parties.

2.2.           The Parties hereto expressly ratify all the clauses and conditions to the agreement under amendment that have not been amended herein.

In witness whereof, the Parties execute this instrument in three (3) counterparts, in the presence of the two undersigned witnesses.

São Paulo, June 12, 2019.

____________________________________________________________

PETROBRAS DISTRIBUIDORA S.A.

Name:

Title:

____________________________________________________________

GOL LINHAS AÉREAS

Name:

Title:

EIGHTH AMENDMENT TO THE PROMISSORY AGREEMENT FOR PURCHASE AND SALE AND OTHER COVENANTS entered into by and between:

PETROBRAS DISTRIBUIDORA S.A., headquartered at Rua Correia Vasques, 250 – 6th floor, in the City of Rio de Janeiro, enrolled with the Brazilian Corporate Taxpayer Registry under No. CNPJ 34.274.233/0001-02, herein represented, according to its Articles of Association, by its Executive Manager for Aviation Products, Mrs. Érica Saião Caputo and by its Marketing Manager for Air Companies, Mr. Julio Cesar Abrahão, hereinafter referred to as “BR” and, on the other side:

GOL LINHAS AÉREAS S.A. (previously named VRG Linhas Aéreas S.A.), a corporation organized and existing under the laws of Brazil, headquartered at Praça Senador Salgado Filho, s/n, Aeroporto Santos Dumont, Térreo, Área Pública, entre os eixos 46-48/O-P, Sala Gerência - Back Office, CEP 20021-340, City and State of Rio de Janeiro, enrolled with the Brazilian Corporate Taxpayer Register under No. CNPJ/MF 07.575.651/0001-59 and branch office at Praça Comandante Lineu Gomes, s/n, Portaria 3, Aeroporto, CEP 04626-020, City and State of São Paulo, enrolled with the Brazilian Corporate Taxpayer Register under No. CNPJ/MF 07.575.651/0004-00i, herein represented by its directors duly elected at the shareholders' general meeting, hereinafter referred to as the “PROMISING PURCHASER” and/or “GOL”, have mutually agreed to enter into this Amendment, which shall be governed according to the following clauses and conditions:

Whereas:

(i) BR and the PROMISING PURCHASER entered into a Promissory Agreement for Purchase and Sale and Other Covenants (the “Agreement”) on July 28, 2015, covering the supply of aviation kerosene (JET A-1) by BR for a period of 36 (thirty-six) months, to become retroactively effective as of January 1, 2015 until January 1, 2019;

(ii) The Parties entered into the 1st Amendment to the Agreement on January 15, 2016 in order to: (i) amend Clause 1.1 of the Agreement; (ii) fully delete Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend Clause 2.3.7 of the Agreement; (vi) fully delete Clauses 2.1.1 and 2.3.2 and, as a result, renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) amend the payment term to ten years plus 20 days (average term of 25 days), amending this Clause 4.1; and (viii) delete Clause 8.1.1 and amend Clause 8.1.2;

(iii) The Parties entered into the 2nd Amendment to the Agreement on April 20, 2016, in which they amended Clause 1.1 and changed the period for average selling price of the U.S. Dollar for conversion purposes into Reais of the value per liter of the aviation kerosene, thus changing Clause 3.2.2 of the Agreement;

(iv) The Parties entered into the 3rd Amendment to the Agreement on August 16, 2016, in order to change the amounts of the “Differential” and “BR Percentage” shown on the table of Annex I for Brasilia (BSB) base;

(v) The Parties entered into the 4th Amendment to the Agreement on October 6, 2016, in order to establish the conditions of parameterization for tax benefits in some Brazilian States granting the reduction of the tax basis/rate in the internal sales of QAV (Special Taxation System), made by fuel distribution companies intended for the consumption of cargo or passenger air carriers.

(vi) The Parties entered into the 5th Amendment to the Agreement on December 27, 2018, in order to establish the Differential and BR Percentage table, SLA, Table of Financial Charges, without limitation thereto;

(vii) The Parties entered into the 6th Amendment to the Agreement on June 06, 2019, in order to establish new provisions to the Agreement, with respect to Annex II – SLA – BR, entered herein by operation of the 5th Amendment to the Agreement;

(viii) The Parties entered into the 7th Amendment to the Agreement on June 12, 2019, in order to include new bases into Annex I – SINOP (OPS) and Vitória da Conquista (VDC);

(ix) The Parties intend to include new bases of the PROMISING PURCHASER to the Agreement;

The Parties mutually resolve to enter into this 8th Amendment to the Agreement (“8th Amendment to the Agreement”), which shall be governed by the following clauses and conditions:

CLAUSE ONE: PURPOSE

1.1.      The purpose of this 8th Amendment to the Agreement is to include the following conditions to the Agreement:

1.1.1. The Parties resolve to include the following bases, for which BR shall distribute Aviation Kerosene as set forth in the Agreement:

            - Araçatuba (ARU);

            - Dourados (DOU).

1.1.1.1. Due to the inclusion of new bases, the table in Annex I shall be included with the following information:

Base (IATA)	Monthly Volume (L)	Annual Volume (L)	BR Percentage (%)	Fixed differential BRL/liter Jan/2019 Base
ARU	[***]	[***]	[***]	[***]
DOU	[***]	[***]	[***]	[***]

CLAUSE TWO: MISCELLANEOUS

2.1.           The Parties declare that this 8th Amendment to the Agreement represents the free statement of will of the Parties, prevailing over any written or verbal negotiations previously held between the Parties.

2.2.           The Parties hereto expressly ratify all the clauses and conditions to the agreement under amendment that have not been amended herein.

In witness whereof, the Parties execute this instrument in three (3) counterparts, in the presence of the two undersigned witnesses.

São Paulo, July 18, 2019.

____________________________________________________________

PETROBRAS DISTRIBUIDORA S.A.

Name:

Title:

____________________________________________________________

GOL LINHAS AÉREAS

Name:

Title: